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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-64171, 333-64173, 333-79741, and 333-54266 of SurModics, Inc. (the Company)
on Form S-8 of our report dated October 23, 2002, appearing in this Annual Report on Form 10-K of the Company for the year ended September 30, 2002.


Deloitte & Touche LLP


Minneapolis, Minnesota,
December 30, 2002